Exhibit 99.1

Exhibit 99.1

Ensco Rowan plc Fleet Status Report April 29, 2019

New Contracts and Extensions

       Floaters
•
ENSCO DS-9 awarded a four-well contract with Total offshore Brazil that is expected to commence in June 2019
•
ENSCO DS-7 awarded a 180-day contract with Burullus Gas Company offshore Egypt, which commenced in April 2019
•
ENSCO 8503 awarded a six-well contract with Kosmos Energy in the U.S. Gulf of Mexico that is expected to commence in August 2019

       Jackups
•
ENSCO 100 awarded a nine-well contract with Faroe Petroleum in the North Sea that is expected to commence in November 2019. As a result, a previously disclosed contract with Premier is expected to be fulfilled by an ENSCO 120 Series rig
•
ENSCO 72 awarded a three-well contract with Petrofac in the North Sea that is expected to commence in May 2019
•
ENSCO 101 contract with Neptune in the North Sea extended by one well, with an estimated duration of three months
•
ENSCO 122 contract with NAM in the North Sea extended by one well, with an estimated duration of 30 days
•
ENSCO 68 awarded a one-well contract with Ankor Energy in the U.S. Gulf of Mexico that is expected to commence in May 2019, replacing a previously disclosed one-well contract with Fieldwood

Other
•
ENSCO 97 sold
Contract Backlog(1) ($ millions)	2019	2020	2021	2022 and Beyond	Total
Floaters	$664.3	$271.5	$—	$—	$935.8
Jackups	544.1	349.7	191.8	103.8	1,189.4
Other(2)	124.9	170.6	146.9	9.0	451.4
Total	$1,333.3	$791.8	$338.7	$112.8	$2,576.6

Contract Days(1)	2019	2020	2021
Floaters	3,220	787	—
Jackups	6,865	4,352	2,612
Other	2,811	4,026	3,284
Total	12,896	9,165	5,896

(1) Contract backlog and contract days as of March 31, 2019 exclusive of performance bonus, adjusted for drilling contracts signed or terminated after March 31, 2019 but prior to filing the Fleet Status Report on Form 8-K on April 29, 2019.

(2) "Other" includes contract backlog related to bareboat charter agreements for nine EnscoRowan rigs leased to ARO Drilling.

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Asset Type / Status / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Drillships
Marketed
Rowan Relentless	GustoMSC P10000	12000	ExxonMobil	U.S. GOM	Sep. 18	Nov. 19	Plus one 1-well priced option
Rowan Reliance	GustoMSC P10000	12000	Available	U.S. GOM
Rowan Resolute	GustoMSC P10000	12000	LLOG Fieldwood	U.S. GOM U.S. GOM	Jun. 18 Mar. 19	Feb. 19 Mar. 20	Contracted for one year. Plus three 90-day unpriced options
Rowan Renaissance	GustoMSC P10000	12000	Total Petronas	Mexico Mexico	Jan. 19 Jun. 19	May 19 Sep. 19	35 days at zero rate in 1Q19 Contracted for one well expected to commence in Jun. 19. -----
ENSCO DS-12	DSME 12000	12000	BP	Senegal	Apr. 19	Sep. 19	Contracted for two wells. Plus four 1-well options
ENSCO DS-11	DSME 12000	12000	Available	Spain
ENSCO DS-10	Samsung GF12000	10000/12000	Shell	Nigeria	Mar. 18	Mar. 20	Plus four 1-year priced options
ENSCO DS-9	Samsung GF12000	10000/12000	Total Total	French Guiana Brazil	Dec. 18 Jun. 19	Mar. 19 May 20	Contracted for one well Contracted for four wells. Plus two 1-well options
ENSCO DS-8	Samsung GF12000	10000/12000	Total	Angola	Nov. 15	Nov. 20	Day rate of approx. $620,000, plus approx. $14,000 per day amortized through Nov. 20 for mobilization. Plus one 14-month priced option
ENSCO DS-7	Samsung 96K	10000/12000	Burullus	Egypt	Apr. 19	Oct. 19	Contracted for 180 days. Plus eight 1-well options

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Asset Type / Status / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Drillships
Marketed
ENSCO DS-6	Samsung 96K	10000/12000	Available	Spain
ENSCO DS-4	Samsung 96K	10000/12000	Chevron	Nigeria	Aug. 17	Jul. 19	-----

Under Construction
ENSCO DS-13	DSME 12000	12000	Under Construction	South Korea			Scheduled delivery date 3Q19
ENSCO DS-14	DSME 12000	12000	Under Construction	South Korea			Scheduled delivery date 2Q20

Preservation Stacked
ENSCO DS-5	Samsung 96K	10000/12000	Preservation Stacked(3)	Spain
ENSCO DS-3	Samsung 96K	10000/12000	Preservation Stacked(3)	Spain

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Asset Type / Status / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Semisubmersibles
Marketed
ENSCO DPS-1	F&G ExD Millennium, DP	10000	Woodside Woodside	Australia Australia	Feb. 18 Feb. 20	Jun. 19 May 20	Contracted for 12 wells Contracted for two wells expected to commence in Feb. 20. Plus one 7-well option
ENSCO 8505	ENSCO 8500 Series, DP + Moored	8500/10000	Eni	U.S. GOM	Jan. 19	Dec. 19	Contracted for six wells in the U.S. GOM and for two wells in Mexico
ENSCO 8504	ENSCO 8500 Series, DP + Moored	8500/10000	JAPEX	Japan	Apr. 19	Jul. 19	Contracted for one well
ENSCO 8503	ENSCO 8500 Series, DP + Moored	8500/10000	Talos Apache Kosmos	Mexico U.S. GOM U.S. GOM	Nov. 18 Jul. 19 Aug. 19	Jun. 19 Aug. 19 Mar. 20	Contracted for four wells expected to commence in Jul. 19 Contracted for six wells expected to commence in Aug. 19
ENSCO MS-1	F&G ExD Millennium, Moored	8200	Available	Malaysia
ENSCO 6002	Megathyst, DP	5600	Petrobras	Brazil	Jul. 13	Dec. 19	Day rate of approx. $248,000, plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments
ENSCO 5006	Bingo 8000, Moored	7500	INPEX	Australia	Jan. 15	Aug. 19	Day rate of approx. $362,000, plus approx. $125,000 per day amortized through Aug. 19 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO 5004	F&G Enhanced Pacesetter, Moored	1500	Mellitah	Mediterranean	Aug. 14	Dec. 19

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Asset Type / Status / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Semisubmersibles
Preservation Stacked
ENSCO 8506	ENSCO 8500 Series, DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8502	ENSCO 8500 Series, DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8501	ENSCO 8500 Series, DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8500	ENSCO 8500 Series, DP	8500/10000	Preservation Stacked(3)	U.S. GOM

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
North America
Ralph Coffman	LT 240-C	350	GulfSlope Energy Undisclosed Operator CGX	U.S. GOM Trinidad Guyana	Jul. 18 Jun. 19 Dec. 19	May 19 Nov. 19 Jan. 20	Contracted for 3 wells. Plus four 2-well priced options after completion of CGX contract Contracted for 1 well expected to commence after completion of prior customer contract
Rowan EXL III	LT Super 116-E	350	Cantium	U.S. GOM	Nov. 18	Aug. 19	Plus two 6-month options
ENSCO 102	KFELS MOD V-A	400	Arena Renaissance Fieldwood	U.S. GOM U.S. GOM U.S. GOM	Nov. 17 Apr. 19 Jun. 19	Apr. 19 Jun. 19 Nov. 19	Contracted for one well. Plus one 1-well option Contracted for three wells expected to commence in Jun. 19. Plus one 2-well option
ENSCO 75	MLT Super 116-C	400	Talos	U.S. GOM	May 18	Sep. 19	Plus one 90-day option
ENSCO 87	MLT 116-C	350	ExxonMobil	U.S. GOM	Nov. 18	May 19	Contracted for 11 wells
ENSCO 68	MLT 84-CE	400	Castex Ankor Castex	U.S. GOM U.S. GOM U.S. GOM	Aug. 18 May 19 Jun. 19	Apr. 19 Jun. 19 Jul. 19	Contracted for two wells Contracted for one well expected to commence in May 19. Replaces previously disclosed Fieldwood contract Contracted for one well

Central & South America
Rowan Gorilla VI	MLT Super Gorilla	400	Shell	Trinidad	Apr. 18	Sep. 19	Contracted for drilling program until approx. Apr. 19 then accommodation mode until approx. Sep. 19. Plus one 2-month priced option
Joe Douglas	LT 240-C	350	BP	Trinidad	Aug. 16	Jun. 19	-----
Rowan EXL II	LT Super 116-E	350	BP Repsol	Trinidad Guyana	Apr. 18 Aug. 19	Jun. 19 Oct. 19	Contracted for one well expected to commence in Aug. 19

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Europe
Rowan Norway	KFELS N Class	400	Turkish Petroleum ConocoPhillips	Turkey Norway	Nov. 18 Jun. 19	May 19 Jan. 20	Plus one 6-month priced option and one 12-month priced option
Rowan Stavanger	KFELS N Class	400	Repsol Equinor	Norway Norway	Nov. 18 Sep. 19	Apr. 19 Feb. 20	Plus five 1-well priced options
Rowan Viking	KFELS N Class	400	MOL Lundin	Norway Norway	Apr. 19 Mar. 20	Aug. 19 Nov. 20	Contracted for seven wells, with minimum duration of 265 days expected to commence in Mar. 20. Plus four 1-well priced options
Rowan Gorilla VII	MLT Super Gorilla	400	Chrysaor	UK	May 18	Nov. 19	Plus two 1-year unpriced options
Rowan Gorilla V	MLT Super Gorilla	400	Total	UK	Sep. 17	Sep. 19	Plus one 6-month priced option
ENSCO 122	KFELS Super A	400	NAM	UK	Sep. 17	Aug. 19	Contracted for six wells. Plus various options through Dec. 20
ENSCO 121	KFELS Super A	400	Eni ONE Premier	UK UK/Netherlands UK	Dec. 18 Apr. 19 Mar. 20	Apr. 19 Dec. 19 May 20
Contracted for one well
Contracted for three wells expected to commence in Apr. 19. Plus three 1-well options
Contracted for one well expected to commence in Mar. 20. Plus two 1-well options. Transferred from ENSCO 100(4)

ENSCO 120	KFELS Super A	400	ConocoPhillips	UK	Jul. 17	Jul. 20	Plus two 1-year options
ENSCO 101	KFELS MOD V-A	400	Neptune	UK	Oct. 18	Jul. 19	Inspection for 21 days in 2Q19. -----

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Europe (continued)
ENSCO 100	MLT 150-88-C	350	Repsol-Sinopec Faroe Petroleum	UK UK	Jun. 19 Nov. 19	Nov. 19 Jun. 20	Contracted for five wells expected to commence in Jun. 19 Contracted for nine P&A wells expected to commence after completion of Repsol-Sinopec contract. Plus twelve 1-well options
ENSCO 92	MLT 116-C	225	ConocoPhillips	UK	Feb. 17	Dec. 22
ENSCO 72	Hitachi K1025N	225	Corallian Petrofac	UK UK	Dec. 18 May 19	Mar. 19 Jul. 19	Contracted for three wells expected to commence in May 19
ENSCO 112	LT Super 116-E	350	Cold Stacked	Malta
ENSCO 111	KFELS MOD V-B	400	Cold Stacked	Malta
ENSCO 71	Hitachi K1032N	225	Preservation Stacked(3)	UK
ENSCO 70	Hitachi K1032N	250	Preservation Stacked(3)	UK

Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Angola	Dec. 14	Jul. 19	Planned inspection for approx. 15 days in 2Q19

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Middle East
ENSCO 141	LT Super 116-E	340/400	Saudi Aramco	Saudi Arabia	Aug. 18	Aug. 21
ENSCO 140	LT Super 116-E	340/400	Saudi Aramco	Saudi Arabia	Jul. 18	Jun. 21
ENSCO 110	KFELS MOD V-B	400	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus one 1-year priced option
ENSCO 108	KFELS MOD V-B	400	Saudi Aramco	Saudi Arabia	Nov. 18	Nov. 21
ENSCO 104	KFELS MOD V-B	400	ADNOC	UAE	Feb. 18	May 19
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Saudi Arabia	Jan. 15	Dec. 22	Planned inspection for approx. 15 days in 2Q19
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Saudi Arabia	Feb. 15	Aug. 19
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Nov. 13	Nov. 19	Day rate of approx. $65,000
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000
Rowan California	MLT 116-C	300	Cold Stacked	Bahrain

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Asia & Pacific Rim
ENSCO 115	Pacific Class 400	400	Mubadala Petroleum	Thailand	Mar. 19	Jan. 20	Contracted for ten months. Plus one 2-month option and three 4-month options
ENSCO 107	KFELS MOD V-B	400	Quadrant Energy/ Vermilion Energy Jadestone Energy	Australia Australia	May 18 Mar. 19	Jan. 19 May 19	Contracted for 160 days with Quadrant. Assigned to Vermilion for two wells. Contracted for one well. Plus one 1-well option
ENSCO 106	KFELS MOD V-B	400	BP	Indonesia	Jan. 18	Jan. 23	Plus 13 1-well priced options
ENSCO 67	MLT 84-CE	400	Pertamina	Indonesia	Jan. 19	May 20	Contracted for 500 days
ENSCO 114	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 113	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 105	KFELS MOD V-B	400	Preservation Stacked(3)	Singapore

Under Construction
ENSCO 123	KFELS Super A	400	Contract Prep. Premier Premier	Singapore UK UK	Jul. 19 Jun. 20	Oct. 19 Jul. 21	Contracted for two wells expected to commence in Jul. 19. Plus one 1-well option Contracted for four wells expected to commence in Jun. 20. Plus three 1-well options(4)

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Other
Jackup Rigs Leased to ARO Drilling(5)
Bob Palmer	MLT Super Gorilla XL	475	Saudi Aramco	Saudi Arabia	Jun. 18	Jun. 21
Rowan Mississippi	LT 240-C	375	Saudi Aramco	Saudi Arabia	Dec. 18	Dec. 21
Earnest Dees	LT Super 116-E	350	Saudi Aramco	Saudi Arabia	Jul. 19	Jul. 22
Bess Brants	LT Super 116-E	350	Saudi Aramco	Saudi Arabia	Jul. 19	Jul. 22
Rowan EXL IV	LT Super 116-E	320	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21
Rowan EXL I	LT Super 116-E	350	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21
Arch Rowan	MLT 116-C	300	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Inspection for 14 days in 1Q19
Charles Rowan	MLT 116-C	300	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21
Rowan Middletown	MLT 116-C	300	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Inspection for 14 days in 1Q19

Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $95,000 to Mar. 19. Day rate increased to approx. $127,000 from Apr. 19. Plus five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $57,000 to Mar. 19. Day rate increased to approx. $86,000 from Apr. 19. Plus five 1-year options

Ensco Rowan plc Fleet Status Report April 29, 2019
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Segment / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	MLT 116-C	300	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $69,000
Bob Keller	LT Tarzan 225-C	300	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000
J.P. Bussell	LT Tarzan 225-C	300	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000. Inspection for 14 days in 1Q19
Hank Boswell	LT Tarzan 225-C	300	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate. Planned inspection for 14 days in 2Q19
Scooter Yeargain	LT Tarzan 225-C	300	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate. Inspection for 14 days in 1Q19
SAR 201	BMC 200-H	200	Saudi Aramco	Saudi Arabia	Feb. 18	Feb. 21	Day rate of approx. $79,000
SAR 202	KFELS Super B	300	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $195,000

Held for Sale
Continuing Operations
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco Sold	Saudi Arabia	Jan. 15	Feb. 19	Day rate of approx. $65,000 Immaterial gain on sale to be recognized in 2Q19
Rowan Gorilla IV	MLT Gorilla	450	Cold Stacked	U.S. GOM

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(3) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.
(4) Ensco has the right to provide any ENSCO 120 Series rig to fulfill these Premier contracts.
(5) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco

Ensco Rowan plc Fleet Status Report April 29, 2019

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Forward Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Ensco plc and Rowan Companies plc; risks related to our joint venture with Saudi Aramco, including the timing and amount of future distributions from the joint venture or contributions to the joint venture; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension, repudiation, or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments or awards; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscorowan.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.